                                                                    EXHIBIT 99.1


NORTHERN BORDER PARTNERS, L.P. REVISES
INITIALLY RELEASED 2001 NET INCOME

FOR IMMEDIATE RELEASE: Monday, March 11, 2002

         OMAHA - Northern Border Partners, L.P. (NYSE - NBP) today announced it is revising its initially released fourth quarter and full year 2001 net income to $20.3 million or $0.45 per unit, and $87.8 million or $2.12 per unit, respectively. The revision relates to noncash adjustments in accounting for certain commodity hedges of Bear Paw Energy, the Partnership's U.S. gathering and processing segment.

         In 2001 Bear Paw Energy entered into swap agreements with Enron North America (ENA), a subsidiary of Enron Corp., to hedge a portion of its share of the natural gas and natural gas liquids expected to be received as processing fees in 2001 to 2005. During the fourth quarter of 2001, the hedging relationships were discontinued due to concerns over the liquidity of ENA. Previously, the Partnership believed that the change in the market value of the swaps due to the ENA bankruptcy would result in a reduction in future income recognition over the term of the swaps. However, under generally accepted accounting principles, income from these agreements will continue to be recognized over their original term and the $5.3 million loss in the value of the hedge will be charged to net income in 2001.

         "The rules regarding accounting for these financial instruments are complex and evolving," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "This does not change the estimate of our exposure to ENA, which has been fully reserved to-date. The overall effect of this revision is to move $5.3 million of income from 2001 or $0.12 per unit to the years 2002 through 2005, with just over $4.6 million related to the year 2002. Cash flow is not impacted. It is also important to note this is a change in the preliminary earnings information released in January only and not a restatement of financial statements previously filed with the SEC. We continue to expect to file our Form 10-K on a timely basis."

         Northern Border Partners will host an analyst conference call to discuss this revision on Tuesday, March 12, 2002 at 8:30 am EST. The Partnership will also simulcast the call live via the Internet at http://www.northernborderpartners.com.

         A replay of the call will be available through Tuesday, March 19, 2002 by dialing, toll free, (888) 203-1112 and entering confirmation code 759631. The call will also be archived on the Northern Border Partners' website.

       Northern Border Partners, L.P. owns a 70 percent general partner interest in Northern Border Pipeline Company, which owns a 1,249-mile interstate pipeline system that transports natural gas from the Montana-Saskatchewan border to markets in the Midwestern United States. Additionally, the Partnership owns the 350-mile long Midwestern Gas Transmission system, which stretches from Portland, Tennessee to Joliet, Illinois. The Partnership also has gathering systems and processing plants in the Powder River, Wind River, and Williston Basins in the U.S.; owns and operates processing plants and gathering pipelines in Alberta, Canada; and transports coal-water slurry via a pipeline in the southwestern
U.S. Northern Border Partners information may be found at http://www.northernborderpartners.com/.



This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include developments in the voluntary petitions for bankruptcy by Enron; natural gas developments in the Powder River, Wind River, Williston and Western Canadian Sedimentary Basins; regulatory actions; competitive conditions in the overall natural gas and electricity markets; prices of natural gas and natural gas liquids; and conditions in the capital markets.



                                       ##

                              FINANCIAL HIGHLIGHTS
               (Unaudited: In Millions Except Net Income Per Unit)



                                                                     FOURTH QUARTER                        YEAR-TO-DATE
                                                                  2001              2000               2001              2000
                                                         --------------     -------------     --------------     -------------
Operating Revenue                                               $123.4             $92.1             $461.5            $339.7
Recurring Net Income                                             $20.3             $20.4              $92.6             $76.7
Per Unit Recurring Net Income                                    $0.45             $0.65              $2.24             $2.50
Cash Flows From Operating Activities                             $72.3             $23.2             $233.9            $169.6
EBITDA*                                                          $76.1             $70.1             $303.0            $259.3


                        CONSOLIDATED STATEMENT OF INCOME
               (Unaudited: In Millions Except Net Income Per Unit)



                                                                     FOURTH QUARTER                        YEAR-TO-DATE
                                                                  2001              2000               2001              2000
                                                         --------------     -------------     --------------     -------------
Operating Revenue                                               $123.4             $92.1             $461.5            $339.7
                                                         --------------     -------------     --------------     -------------
Operating Expenses
         Product Purchases                                        10.0               0.0               39.7               0.0
         Operations and Maintenance                               32.4              20.7               96.5              62.1
         Depreciation and Amortization                            20.6              14.8               76.3              60.7
         Taxes Other Than Income                                   7.1               6.4               28.1              28.6
                                                         --------------     -------------     --------------     -------------
         Total Operating Expenses                                 70.1              41.9              240.6             151.4
                                                         --------------     -------------     --------------     -------------

Operating Income                                                  53.3              50.2              220.9             188.3

Interest Expense, Net                                            (22.1)            (23.0)             (91.1)            (81.5)
Other Income (Expense)                                            (0.2)              3.1               (1.6)              8.6
Equity Earnings (Losses) from Investments                          0.5               0.5                1.7              (0.6)
Minority Interest                                                (11.2)            (10.4)             (42.1)            (38.1)
                                                         --------------     -------------     --------------     -------------

Net Income                                                       $20.3             $20.4              $87.8             $76.7

Non-Recurring Items                                                0.0               0.0               (4.8)              0.0
                                                         --------------     -------------     --------------     -------------

Recurring Net Income                                             $20.3             $20.4              $92.6             $76.7
                                                         ==============     =============     ==============     =============

EBITDA*                                                          $76.1             $70.1             $303.0            $259.3
                                                         ==============     =============     ==============     =============

Per Unit Net Income                                              $0.45             $0.65              $2.12             $2.50
                                                         ==============     =============     ==============     =============

Per Unit Recurring Net Income                                    $0.45             $0.65              $2.24             $2.50
                                                         ==============     =============     ==============     =============

Average Units Outstanding                                         41.6              30.6               38.5              29.7
                                                         ==============     =============     ==============     =============


* Represents net income plus minority interest, interest expense, net, income taxes and depreciation and amortization including goodwill amortization netted against equity earnings (losses) from investments, less equity AFUDC.

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                            (Unaudited: In Millions)


                                                                                       DECEMBER 31,
                                                                            --------------------------------
                                                                                     2001              2000
                                                                            --------------     -------------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Pipeline                                                                 1,858.9           1,768.5
         Gas gathering and processing                                               792.3             279.9
         Coal slurry                                                                 22.0              29.6
         Other (assets not allocated to segments)                                    14.2               4.7
                                                                            --------------     -------------
              Total consolidated assets                                           2,687.4           2,082.7
                                                                            ==============     =============

Consolidated capitalization:
         Long-term debt, including current maturities                             1,423.2           1,172.0
         Partners' capital                                                          894.4             572.3
         Minority interests in partners' capital                                    250.1             248.1
         Accumulated other comprehensive income                                      20.5               0.0
                                                                            --------------     -------------
             Total capitalization                                                 2,588.2           1,992.4

Consolidated other current liabilities and reserves and deferred credits             99.2              90.3
                                                                            --------------     -------------

             Total liabilities and capitalization                                 2,687.4           2,082.7
                                                                            ==============     =============

                                                                      FOURTH QUARTER                        YEAR-TO-DATE
                                                                  2001              2000               2001              2000
                                                         --------------     -------------     --------------     -------------
CAPITAL EXPENDITURES AND EQUITY INVESTMENTS**
         Maintenance -
             Pipeline                                             $1.4              $3.0               $6.3              $5.7
             Gas Gathering and Processing                          1.4               0.0                2.4               0.0
             Coal Slurry                                           0.1               0.0                0.3               0.4
                                                         --------------     -------------     --------------     -------------
                                                                   2.9               3.0                9.0               6.1
                                                         --------------     -------------     --------------     -------------
         Growth -
             Pipeline                                              3.9               2.9              135.5               5.2
             Gas Gathering and Processing                         24.6               3.8              506.9             242.1
             Coal Slurry                                           0.0               0.0                0.0               0.0
                                                         --------------     -------------     --------------     -------------
                                                                  28.5               6.7              642.4             247.3
                                                         --------------     -------------     --------------     -------------

         Total                                                    31.4               9.7              651.4             253.4
                                                         ==============     =============     ==============     =============


** Pipeline capital expenditures reflect the Partnership's 70% ownership of Northern Border Pipeline.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                     FOURTH QUARTER                        YEAR-TO-DATE
                                                                  2001              2000               2001              2000
                                                         --------------     -------------     --------------     -------------
PIPELINE SEGMENT

Operating Results:
         Gas Delivered (MMcf)                                  231,876           216,638            891,935           852,674
         Average Throughput (MMcf/d)                             2,575             2,430              2,605             2,400

Financial Results  (In Millions):
Operating Revenue                                                $85.1             $79.2             $322.6            $311.0
                                                         --------------     -------------     --------------     -------------
Operating Expenses
         Operations and Maintenance                               10.3              11.6               36.9              41.5
         Depreciation and Amortization                            15.5              13.7               59.8              57.3
         Taxes Other Than Income                                   6.6               6.3               26.1              28.0
                                                         --------------     -------------     --------------     -------------
         Total Operating Expenses                                 32.4              31.6              122.8             126.8
                                                         --------------     -------------     --------------     -------------

Operating Income                                                  52.7              47.6              199.8             184.2

Interest Expense, Net                                            (13.9)            (16.1)             (55.4)            (65.2)
Other Income (Expense)                                             0.2               3.1                0.0               8.1
                                                         --------------     -------------     --------------     -------------

Net Income                                                        39.0              34.6              144.4             127.1
Net income to Minority Interest                                  (11.2)            (10.4)             (42.1)            (38.1)
                                                         --------------     -------------     --------------     -------------

Net Income to Northern Border Partners                           $27.8             $24.2             $102.3             $89.0
                                                         ==============     =============     ==============     =============

EBITDA*                                                          $68.2             $64.3             $258.3            $249.3
                                                         ==============     =============     ==============     =============
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                              $26.7             $25.7             $100.1             $94.4
   Paid to Minority Interest                                     $11.5             $11.0              $42.9             $40.5
                                                         --------------     -------------     --------------     -------------
         Total Distributions                                     $38.2             $36.7             $143.0            $134.9
                                                         ==============     =============     ==============     =============

Note: Beginning in May 2001, the Pipeline segment information includes the operating results for Midwestern Gas Transmission.

* Represents net income plus minority interest, interest expense, net, income taxes and depreciation and amortization less equity AFUDC.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                     FOURTH QUARTER                        YEAR-TO-DATE
                                                                  2001              2000               2001              2000
                                                         --------------     -------------     --------------     -------------
GAS GATHERING AND PROCESSING SEGMENT

Operating Results:
         Volumes (MMcf/d):
              Gathering                                            905               397                793               397
              Processing                                           120                 0                118                 0

Financial Results  (In Millions):
Operating Revenue                                                $32.7              $7.5             $116.8              $7.5
                                                         --------------     -------------     --------------     -------------
Operating Expenses
         Product Purchases                                        10.0               0.0               39.7               0.0
         Operations and Maintenance                               17.6               5.1               43.2               5.1
         Depreciation and Amortization                             4.7               0.4               14.3               0.4
         Taxes Other Than Income                                   0.3               0.0                1.5               0.0
                                                         --------------     -------------     --------------     -------------
         Total Operating Expenses                                 32.6               5.5               98.7               5.5
                                                         --------------     -------------     --------------     -------------

Operating Income                                                   0.1               2.0               18.1               2.0

Interest Expense, Net                                             (0.5)              0.0               (0.7)              0.0
Other Income (Expense)                                             0.0               0.0                1.2               0.0
Equity Earnings (Losses) from Investments                          0.5               0.5                1.7              (0.6)
                                                         --------------     -------------     --------------     -------------

Net Income                                                        $0.1              $2.5              $20.3              $1.4
                                                         ==============     =============     ==============     =============

EBITDA*                                                           $7.0              $4.5              $41.4              $4.0
                                                         ==============     =============     ==============     =============

Distributions Received from Equity Investments                    $3.3              $0.9               $7.1              $0.9
                                                         ==============     =============     ==============     =============

Note: There are no operating results reported in first three quarters of 2000 for Gas Gathering and Processing since the initial acquisitions were made in September 2000.

* Represents net income plus interest expense, net, income taxes and depreciation and amortization, including goodwill amortization netted against equity earnings (losses) from investments.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                     FOURTH QUARTER                        YEAR-TO-DATE
                                                                  2001              2000               2001              2000
                                                         --------------     -------------     --------------     -------------
COAL SLURRY SEGMENT

Operating Results:
         Tons of Coal Shipped (In Thousands)                     1,338             1,219              4,932             4,711


Financial Results  (In Millions):
Operating Revenue                                                 $5.6              $5.4              $22.1             $21.2
                                                         --------------     -------------     --------------     -------------
Operating Expenses
         Operations and Maintenance                                3.4               3.2               13.3              13.2
         Depreciation and Amortization                             0.3               0.7                2.2               3.0
         Taxes Other Than Income                                   0.2               0.2                0.6               0.6
                                                         --------------     -------------     --------------     -------------
         Total Operating Expenses                                  3.9               4.1               16.1              16.8
                                                         --------------     -------------     --------------     -------------

Operating Income                                                   1.7               1.3                6.0               4.4

Interest Expense, Net                                              0.0              (0.4)              (0.7)             (1.7)
Other Expense                                                     (0.4)              0.0               (0.8)              0.0
                                                         --------------     -------------     --------------     -------------

Net Income                                                        $1.3              $0.9               $4.5              $2.7
                                                         ==============     =============     ==============     =============

EBITDA*                                                           $2.0              $2.1               $8.3              $7.7
                                                         ==============     =============     ==============     =============


* Represents net income plus interest expense, net, depreciation and amortization and income taxes, which are included in other expense.